SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 July 18, 2000
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                                 Date of Report


                        Dimensional Visions Incorporated
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


       1-10196                                              23-2517953
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(Commission File Number)                       (IRS Employer Identification No.)


           2301 West Dunlap Avenue, Suite 207, Phoenix, Arizona 85021
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (602) 997-1990
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Registrant has terminated Gitomer & Berenholz, P.C., Huntingdon Valley, Pennsylvania, as its principal accountant as of July 13, 2000. The principal accountant's report on the financial statements of the Registrant contained no adverse opinion or a disclaimer of opinion, nor was qualified nor modified as to uncertainty, audit scope, or accounting principles. The termination of Gitomer & Berenholz, P.C. was approved by the Board of Directors.

During the Registrant's two most recent fiscal years and any subsequent interim period preceding such registration, declination, or dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There is nothing to report under Item 304(a)(1)(v)(A) through (D).

A copy of this Form 8-K was sent to Gitomer & Berenholz, P.C. and a letter from Gitomer & Berenholz, P.C. stating whether or not they agree with the disclosures contained in this Form 8-K has been requested from Gitomer & Berenholz, P.C. and is being filed as Exhibit 99.

Upon the disengagement of Gitomer & Berenholz, P.C., the Registrant engaged the firm of Kopple & Gottlieb, LLP, 420 Old York Road, Jenkintown, PA 19046, as its new accounting firm.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 13, 2000                   Dimensional Visions Incorporated


                                       /s/ John D. McPhilimy
                                       --------------------------------
                                       By: John D. McPhilimy
                                       Its:  President, Chief Executive Officer,
                                       Director